---------------------------------
                                                   PROSPECTUS
                                               ---------------------------------

 [Picture graphics on left                               INVESTORS
     half of page of                                    EQUITY FUND
  global map, coins, postage
     stamp, castle.]
                                                          EQUITY
                                                        INDEX FUND


                                                       SMALL COMPANY
                                                       OPPORTUNITIES
                                                            FUND


                                                       INTERNATIONAL
                                                        EQUITY FUND


                                                         EMERGING
                                                       MARKETS FUND


                                                       F  O  R  U  M
                                                       F  U  N  D  S

                                                       MARCH 30, 1998

FORUM FUNDS

EQUITY INDEX FUND
INVESTORS EQUITY FUND
SMALL COMPANY OPPORTUNITIES FUND
INTERNATIONAL EQUITY FUND
EMERGING MARKETS FUND

PROSPECTUS                    March                   30,                   1998
--------------------------------------------------------------------------------
ACCOUNT INFORMATION AND SHAREHOLDER SERVICING: Forum Shareholder Services, LLC P.O. Box 446 Portland, Maine 04112 (207) 879-0001 (800) 94FORUM
--------------------------------------------------------------------------------
THIS PROSPECTUS OFFERS SHARES OF EQUITY INDEX FUND, INVESTORS EQUITY FUND, SMALL COMPANY OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND AND EMERGING MARKETS FUND (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), SEPARATELY-MANAGED PORTFOLIOS OF FORUM FUNDS (THE "TRUST"), A REGISTERED, OPEN-END, MANAGEMENT INVESTMENT COMPANY. EACH OF EQUITY INDEX FUND, INTERNATIONAL EQUITY FUND AND EMERGING MARKETS FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A SEPARATE PORTFOLIO OF ANOTHER REGISTERED, OPEN-END, MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE. ACCORDINGLY, EACH OF THESE FUND'S INVESTMENT EXPERIENCE WILL CORRESPOND DIRECTLY WITH THE PORTFOLIO'S INVESTMENT EXPERIENCE. SEE "OTHER INFORMATION - CORE AND GATEWAY(R) STRUCTURE." SMALL COMPANY OPPORTUNITIES FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN VARIOUS PORTFOLIOS OF OTHER REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, EACH OF WHICH INVESTS USING A DIFFERENT SMALL COMPANY INVESTMENT STYLE. SEE "OTHER INFORMATION -- CORE AND GATEWAY STRUCTURE." INVESTORS EQUITY FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING DIRECTLY IN PORTFOLIO SECURITIES.

          EQUITY INDEX FUND seeks to duplicate the return of the Standard & Poor's 500 Composite Stock Index with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the portfolio will hold stocks representing 100% or more of the capitalization-weighted market values of the Index.
          INVESTORS EQUITY FUND seeks to provide capital appreciation by investing primarily in a portfolio of common stock of companies domiciled in the United States. The Fund intends to maintain a portfolio that is broadly diversified across investment sectors.
          SMALL COMPANY OPPORTUNITIES FUND seeks to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments across different small capitalization equity investment styles.
          INTERNATIONAL EQUITY FUND seeks to provide shareholders with long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. Investments in foreign securities involve special risks in addition to the risks associated with investments in general.
          EMERGING MARKETS FUND seeks to achieve long-term capital appreciation through investment in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. It is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in those markets.

There can be no assurance that any Fund's objective will be achieved. Shares of the Funds are offered to investors at a price equal to the next determined net asset value plus a maximum sales charge of 4.0% of the total public offering price (4.17% of the amount invested).

This prospectus sets forth concisely the information a prospective investor should know before investing in a Fund. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated March 30, 1998, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and is available together with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). The SAI, which is incorporated into this Prospectus by reference, also is available without charge and may be obtained by writing or calling the Funds' transfer agent at the address and telephone numbers printed above.

    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

1.   Prospectus Summary.........................  2       5.   Management................................. 21
2.   Investment Objectives and Policies.........  5       6.   Purchases and Redemptions of Shares........ 27
3.   Additional Investment Policies............. 13       7.   Distributions and Tax Matters.............. 33
4.   Risk Considerations........................ 17       8.   Other Information.......................... 35
                                                               Account Application

FUND  SHARES ARE NOT  OBLIGATIONS,  DEPOSITS,  OR  ACCOUNTS  OF, OR  ENDORSED OR
GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, OR ANY FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.       PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

THE FUNDS

     Each Fund's objective is described on the cover page. Investors Equity Fund invests directly in portfolio securities. Each of Equity Index Fund, International Equity Fund and Emerging Markets Fund seeks to achieve its investment objective by investing all of its investable assets in a separate series of another registered, open-end, management investment company (each a "Portfolio"). Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its corresponding Portfolio. See "Other Information - Core and Gateway Structure." The Portfolios in which the Funds invest are:

         FUND                               PORTFOLIO
         Equity Index Fund                  Index Portfolio
         International Equity Fund          International Portfolio
         Emerging Markets Fund              Schroder EM Core Portfolio

     Index  Portfolio  and  International  Portfolio  are  series of Core  Trust
(Delaware) ("Core Trust"), and Schroder EM Core Portfolio is a series of Schroder Capital Funds ("Schroder Core").

     Small Company Opportunities Fund seeks to achieve its investment objective by investing in various Portfolios of other registered, open-end, management investment companies. Each Portfolio in which the Fund invests uses a different investment style. See "Other Information -- Core and Gateway Structure." The Portfolios in which Small Company Opportunities Fund currently invests are:
Small Cap Index Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio, and Small Cap Value Portfolio, each a separate series of Core Trust. The percentage of the Fund's assets invested in each Portfolio may be changed at any time by the Fund's investment adviser in response to market or other conditions. Allocations are made within specified ranges.

INVESTMENT ADVISERS

     INVESTORS EQUITY FUND. H.M. Payson & Co. ("Payson") serves as the Fund's investment adviser and Peoples Heritage Bank ("Peoples") serves as the investment subadviser. Peoples is a subsidiary of Peoples Heritage Financial Group, a multi-bank and financial services holding company.

     EQUITY INDEX FUND. Norwest Investment Management, Inc. ("Norwest") serves as Index Portfolio's investment adviser. Norwest is an indirect subsidiary of Norwest Corporation, a multi-bank holding company.

     SMALL COMPANY OPPORTUNITIES FUND. Forum Investment Advisors, LLC ("Forum Advisors") serves as the Fund's investment adviser. Following are the investment advisers and investment subadvisers of the Portfolios in which the Fund currently invests:

               NORWEST   serves  as  investment   adviser  to  Small  Cap  Index
               Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio and Small Cap Value Portfolio.

               CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone"), an indirect investment advisory subsidiary of Norwest Corporation, serves as investment subadviser to Small Company Stock Portfolio.

               PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine"), an indirect investment advisory subsidiary of Norwest Corporation, serves as investment subadviser to Small Company Value Portfolio.

               SMITH ASSET MANAGEMENT GROUP, L.P. ("Smith") serves as investment subadviser to Small Cap Value Portfolio.

     INTERNATIONAL EQUITY FUND AND EMERGING MARKETS FUND. Schroder Capital Management International Inc. ("SCMI") serves as International Portfolio's and Schroder EM Core Portfolio's investment adviser. SCMI is a wholly owned

U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. subsidiary of Schroders plc, a publicly owned company organized under the laws of England.

         Each investment adviser to a Fund or Portfolio may be referred to as an "Adviser." For a description of each Adviser and its fees, see "Management - Investment Advisers and Portfolio Managers." The investment advisory fees paid by a Portfolio are borne indirectly by the Fund (and its shareholders) investing in that Portfolio.

MANAGEMENT

         The administrator of the Funds is Forum Administrative Services, LLC ("FAdS") and the distributor of their shares is Forum Financial Services, Inc. ("FFSI"). Forum Shareholder Services, LLC (the "Transfer Agent" or "FSS"), Two Portland Square, Portland, Maine 04101, serves as the Funds' transfer agent, dividend disbursing agent and shareholder servicing agent. See "Management."

PURCHASES AND REDEMPTIONS

         Shares of each Fund are offered at the next-determined net asset value per share plus any applicable sales charge. Shares may be purchased or redeemed by mail, by bank-wire and through an investor's broker-dealer or other financial institution. The minimum initial investment is $5,000, ($2,000 for an Individual Retirement Account) and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemption of Shares."

EXCHANGE PROGRAM

         Shareholders may exchange their shares without charge for the shares of certain funds of the Trust. See "Purchases and Redemptions of Shares -- Exchanges."

DISTRIBUTIONS

         Distributions of net investment income are declared and paid annually. Distributions of any net realized long-term capital gain are made annually. With respect to each Fund, distributions are reinvested automatically in additional shares of the Fund at net asset value unless the shareholder has notified the Fund in writing of the shareholder's election to receive distributions in cash. See "Distributions and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

         There can be no assurance that a Fund will achieve its investment objective; a Fund's net asset value and total return will fluctuate based upon changes in the value of the securities in which it or its corresponding
Portfolio invests. No single Fund is a complete investment program. See "Investment Objectives and Policies" and "Risk Considerations."

         The policies of Equity Index Fund, Investors Equity Fund and Small Company Opportunities Fund of investing in equity securities of U.S. issuers involve equity market risks that are related to such securities. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods.

         The policies of International Portfolio and Schroder EM Core Portfolio of investing in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers, including risks of foreign political and economic instability, adverse movements in exchange rates, and the imposition or tightening of limitations on the repatriation of capital. These risks are more pronounced for Schroder EM Core Portfolio. See "Risk Considerations."

         The policy of investing in securities of smaller companies employed by Small Company Opportunities Fund entails certain risks in addition to those normally associated with investments in equity securities. These risks include lower trading volumes and, therefore, the potential for greater stock price volatility. For a description of investment considerations and risks involved in investing in small company securities, see "Risk Considerations." Small Company Opportunities Fund is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies.

     By pooling their assets in one or more Portfolios with other institutional investors, Equity Index Fund, Small Company Opportunities Fund, International Equity Fund and Emerging Markets Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment also could have potential adverse effects on these Funds. These risks are described under "Other Information - Core and Gateway Structure."

EXPENSES OF INVESTING IN THE FUNDS

         The  purpose  of  the  following  table  is  to  assist   investors  in
understanding the expenses that an investor in shares of the Funds will bear directly or indirectly.

                                                       Equity      Investors      Small Company        International      Emerging
                                                       Index        Equity        Opportunities           Equity           Markets
                                                        Fund         Fund              Fund                Fund             Fund
                                                        ----         ----              ----                ----             ----
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases(1)
 (as a percentage of public offering price)......       4.0%         4.0%              4.0%                 4.0%             4.0%
Exchange Fee.....................................       None         None              None                 None             None
ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets after
   applicable expense reimbursements and
   fee waivers)
Management Fees (after fee waivers)(3)...........       0.15%        0.65%             0.65%                0.43%           0.92%
12b-1 Fees.......................................       None         None              None                 None            None
Other Expenses (after expense
   reimbursements)(4)............................       0.10%        0.45%             0.85%                0.97%           0.68%
                                                        -----        -----             -----                -----           -----
Total Fund Operating Expenses....................       0.25%        1.10%             1.50%                1.40%           1.60%

     (1) Certain shareholders may be eligible for reduced sales charges. See "Purchases and Redemptions of Shares - Reduced Sales Charges."

     (2) For a further description of the various expenses incurred in the operation of the Funds, see "Management." Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

     (3) Absent fee waivers, Management Fees would have been: International Equity Fund, 0.45% and Emerging Markets Fund, 1.00%. Management Fees are the investment advisory fees of a Fund and/or of the Portfolio or Portfolios in which the Fund invests. As long as Equity Index Fund's, International Equity Fund's and Emerging Markets Fund's assets are invested in a Portfolio, the Funds pay no investment advisory fees directly.

     (4) The amount of Other Expenses is an estimate for the Funds' first fiscal year of operations ending May 31, 1998. Absent expense reimbursements, Other Expenses and Total Operating Expenses would have been: Equity Index Fund 1.48% and 1.63%; Investors Equity Fund 1.49% and 2.14%; Small Company Opportunities Fund, 2.11 % and 3.01%; International Equity Fund 3.22% and 3.67%; and Emerging Markets Fund, 2.92% and 3.92%; respectively.

EXAMPLE

         Following is a hypothetical example that indicates the dollar amount of expenses that an investor in shares would pay assuming: (1) a $1,000 investment in the Fund; (2) a 5% annual return; (3) the reinvestment of all distributions; and (4) payment of the maximum initial sales charge and redemption at the end of each period:

                                       1 Year    3 Years     5 Years    10 Years
                                       ------    -------     -------    --------

Equity Index Fund                        $42     $48         $54           $71
Investors Equity Fund                    $51     $74         $98          $169
Small Company Opportunities Fund         $55     $86         $119         $212
International Equity Fund                $54     $83         $114         $201
Emerging Markets Fund                    $56     $88         $124         $222

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS, AND ACTUAL EXPENSES OR RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The example is based on the expenses listed in the table. The 5% annual return is not a prediction of the Funds' return; rather it is required by government regulation.

2.       INVESTMENT OBJECTIVES AND POLICIES

         To achieve their investment objectives, the Funds invest primarily in common stocks and other equity securities. The domestic securities in which a Fund invests are generally listed on a securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ")
National Market System but may be traded in the over-the-counter securities market. Each Fund, other than Equity Index Fund, may invest in foreign issuers. These investments may involve certain risks. See "Risk Considerations - Foreign Investments."

     Although the descriptions of the investment policies of Equity Index Fund, Small Company Opportunities Fund, International Equity Fund and Emerging Markets Fund discuss the investment policies of the Portfolios in which they invest and the responsibilities of Core Trust's Board of Trustees (the "Core Trust Board") or Schroder Core's Board of Trustees (the "Schroder Core Board"), as applicable, they apply equally to the Funds and the Trust's Board of Trustees (the "Board"). Additional information concerning the investment policies of the Funds and the Portfolios, including additional fundamental policies, is contained in the SAI.

EQUITY INDEX FUND

INVESTMENT OBJECTIVE AND THE PORTFOLIO

         The investment objective of Equity Index Fund is to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index.

         The Fund currently seeks to achieve its investment objective by investing all of its investable assets in Index Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that either the Fund or the Portfolio will achieve its investment objective.

INVESTMENT POLICIES

         The Portfolio is designed to duplicate the return of the Standard & Poor's 500 Composite Stock Index (the "Index") with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the
Portfolio will hold stocks representing 100% or more of the capitalization-weighted market values of the Index. Portfolio transactions for the Portfolio generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents for the purpose of facilitating payment of the Portfolio's expenses or redemptions. For these and other reasons, the Portfolio's performance can be expected to approximate but not be equal to that of the Index.

         The Portfolio may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the Index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative reasons or to leverage the Fund. The Portfolio is, however, subject to certain investment risks. These risks include:
(1) imperfect correlations between movements in the prices of futures contracts and movements in the price of the securities hedged which may cause a given hedge not to achieve its objective; (2) the fact that the skills and techniques needed to trade futures are different from those needed to select the other securities in which the Portfolio invests; (3) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Portfolio's ability to limit exposures by closing its positions; and (4) the possible need to defer closing out of certain futures contracts to avoid adverse tax consequences.

         The Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the Index by Standard & Poor's ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the total market value of all U.S. common stocks. Each stock in the Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 47% of its value. The Index emphasizes large capitalizations and, typically, companies included in the Index are the largest and most dominant firms in their respective industries.

         Neither the Fund nor the Portfolio is sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the purchasers of the Portfolio or the Fund or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio or the Fund, by the owners of the Portfolio or the Fund, or by any other person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

INVESTORS EQUITY FUND

INVESTMENT OBJECTIVE

         The investment objective of Investors Equity Fund is to seek capital appreciation by investing primarily in common stock of companies domiciled in the United States. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

         The Fund intends to invest in securities of established, growing companies that have demonstrated a high degree of financial strength and fiduciary quality, and provide good liquidity in the market. Under normal circumstances, the Fund will invest at least 65% of its assets in these
companies,   without  concentration  in  any  one  industry.

In seeking these investments, the Advisers rely in part upon fundamental and technical analysis of individual companies. Among the characteristics that the Fund seeks in companies are: a strong record of earnings growth, industry leadership, a unique product or niche and good management. The Advisers also apply a broader analysis of industry conditions and economic trends. While the Fund will be broadly diversified across investment sectors, the Advisers' top down industry and economic analysis will influence the actual sector weightings.

         The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

         In addition to common stock, the Fund also may invest in preferred stocks and investment-grade convertible debt securities. The Fund also may invest in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. The Fund expects any foreign investments to remain below 10% of its assets.

SMALL COMPANY OPPORTUNITIES FUND

INVESTMENT OBJECTIVE AND THE PORTFOLIOS

     The investment objective of the Fund is to provide long term capital appreciation while moderating annual return volatility by diversifying its investments across different small capitalization equity investment styles. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolios described below. There can be no assurance that either the Fund or the Portfolios will achieve their investment objectives.

INVESTMENT POLICIES

     The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. The Fund invests in various different small capitalization equity styles. The Fund uses different investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style.

       SMALL COMPANY OPPORTUNITIES FUND ALLOCATION. Set forth below are the ranges of investments by the Fund in each Portfolio and projected allocation among the Portfolios on or about April 9, 1998, when it is anticipated that the Fund will begin investing in Small Cap Index Portfolio achieves total assets of $15 million. Until that time, the Fund's assets will be allocated among the three Portfolios listed under "Small Company style" below.

                                      CURRENT ALLOCATION         RANGE OF INVESTMENT
Small Cap Index Portfolio              40%                            25% - 75%
Small Company style                    60%                            25% - 75%
  Small Company Stock Portfolio                     20%                0% - 75%
  Small Company Value Portfolio                     20%                0% - 75%
  Small Cap Value Portfolio                         20%                0% - 75%
TOTAL FUND ASSETS                      100%

         As market values of the Fund's assets change, the percentage of Fund assets that are invested in each Portfolio may temporarily deviate from the current allocations. In response thereto, Forum Advisors daily effects transactions for the Fund to reestablish its allocations.

         Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Forum Advisors may make changes in the foregoing percentage allocations at any time Forum Advisors deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Portfolios or invest directly in portfolio securities. When Forum Advisors believes that a change in the allocation percentages is desirable, it will redeem and purchase interests in the Portfolios to effect the change.

         Following is a discussion of the investment objectives, policies and risks of the Portfolios in which the Fund currently invests.

         SMALL CAP INDEX PORTFOLIO. Small Cap Index Portfolio seeks to replicate the return of the Standard & Poor's Small Cap 600 Composite Stock Price Index (the "Index"). The Portfolio is designed to replicate the return of the Index with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the Index. Portfolio transactions for the Portfolio generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents for the purpose of facilitating payment of the Portfolio's expenses or redemptions. Cash positions may be invested in short-term money market instruments, hedged with S&P 500 Index futures. For these and other reasons, the Portfolio's performance can be expected to approximate but not be equal to that of the Index.

         Small Cap Index Portfolio may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the Index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes; to facilitate trading; or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative reasons or to leverage the Portfolio. (See "Investment Objectives and Policies -- Equity Index Fund".)

         The Index tracks the total return performance of 600 common stocks which are chosen for inclusion in the Index by Standard & Poor's Corporation ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 600 securities, most of which trade on the New York Stock Exchange, represent 4% of the total market value of all U.S. common stocks. The Index is comprised of industrial, utility, financial and transportation companies and is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.

         Small Cap Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the investors in the Portfolio or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein.

         S&P makes no warranty, express or implied, as to the results to be obtained by Small Cap Index Portfolio, by the investors in the Portfolio, or by any other person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

         SMALL COMPANY STOCK PORTFOLIO. Small Company Stock Portfolio seeks capital appreciation by investing primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index. Medium companies are those companies whose market capitalization is in the range of $500 million to $8 billion.

         In selecting securities for the Portfolio, Crestone seeks securities with significant price appreciation potential, and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The companies in which the Portfolio invests may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of Crestone, may result in an enhanced entrepreneurial spirit and greater focus, thereby allowing such companies to be successful. Norwest and Crestone believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger, more established entities.

         Securities owned by the Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Portfolio of a portfolio security, to meet redemption requests by shareholders or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

         Small Company Stock Portfolio also may invest up to 20% of its assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers.

         SMALL COMPANY VALUE PORTFOLIO. Small Company Value Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies. The Portfolio invests primarily in the common stock of companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Smaller companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index.

         The Advisers focus on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. The Advisers seek to invest in stocks priced low relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

         SMALL CAP VALUE PORTFOLIO. Small Cap Value Portfolio seeks capital appreciation by investing in common stocks of smaller companies. The Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that, in the view of the investment adviser, are undervalued. Under normal circumstances, the Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in securities of companies with a market capitalization which reflects the market capitalization of companies included in the Russell 2000 Index.

         The Portfolio invests in those smaller companies that the investment adviser believes to be undervalued and which will report a level of corporate earnings exceeding the level expected by investors. The determination of value is based upon both the price to earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE AND THE PORTFOLIO

         The investment objective of International Equity Fund is long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. There is no assurance that either the Fund or the Portfolio will achieve its investment objective.

         The Fund is designed for U.S. investors who seek international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. See "Risk Considerations - Foreign Investments."

         The Fund currently seeks to achieve its investment objective by investing all of its investment assets in International Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that the Fund or the Portfolio will achieve its investment objective.

INVESTMENT POLICIES

         The Portfolio normally invests at least 65% of its total assets in equity securities of companies domiciled outside the United States. Investments by the Portfolio are selected on the basis of their potential for capital appreciation without regard for current income. The Portfolio also may invest in the securities of domestic closed-end investment companies investing primarily in foreign securities and may invest in debt obligations of foreign governments or their political subdivisions, agencies or instrumentalities, of supranational organizations and of foreign corporations. The Portfolio's investments will be diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, The Netherlands, Hong Kong, Singapore and Australia. In general, the Portfolio will invest only in securities of companies and governments in countries that SCMI, in its judgment, considers both politically and economically stable. International Portfolio has no limit on the amount of its assets that may be invested in any one type of foreign instrument or in any foreign country; however, to the extent International Portfolio concentrates its assets in a foreign country, it will incur greater risks. See "Risk Considerations - Foreign Investments."

         The Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. See "Additional Investment Policies - Foreign Exchange Contracts."

     FOREIGN INVESTMENT RISKS. For a detailed description of the risks of foreign investment, see "Risk Considerations - Foreign Investments."

EMERGING MARKETS FUND

INVESTMENT OBJECTIVE AND THE PORTFOLIO

         The investment objective of Emerging Markets Fund is to seek long-term capital appreciation. It seeks to achieve this objective through investment in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. There can be no assurance that either the Fund or Portfolio will achieve its investment objective.

         The Fund is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in those markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. See "Risk Considerations." The Fund is not intended for investors whose objective is assured income or preservation of capital.

         The Fund seeks to achieve its investment objective by investing all of its assets in Schroder EM Core Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that either the Fund or the Portfolio will achieve its investment objective.

INVESTMENT POLICIES

         Under normal market conditions, the Portfolio invests at least 65% of its total assets in emerging market equity securities, which include common stocks; preferred stocks; convertible preferred stocks; stock rights and warrants and convertible debt securities. Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy. The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. See "Risk Considerations - Debt Securities." The Portfolio may acquire emerging market securities that are not denominated in emerging market currencies. Under certain circumstances, the Portfolio may invest indirectly in emerging market securities by investing in other investment companies or vehicles. See "Investment in Other Investment Companies or Vehicles" below.

         In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Portfolio's investment adviser will seek out attractive investment opportunities in these countries.

         "Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the adviser may include such country in the emerging market category. The following countries are currently excluded from the Portfolio's emerging market category: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore,
Spain, Sweden, Switzerland, the United Kingdom, and the United States of America. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country. See "Risk Considerations - Foreign Investments - Geographic Concentration."

         An issuer of a security will be considered to be domiciled or doing business in an emerging market when: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) in the judgment of the investment adviser, at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or
(4) it has at least 50% of its assets situated in emerging market countries. The Portfolio may consider investment companies to be located in the country or countries in which they primarily invest.

         BRADY BONDS. The Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring (under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady). Brady Bonds have been issued only recently and, therefore, do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds could be subject to restructuring arrangements or to requests for new credit, which could cause the Portfolio to suffer a loss of interest or principal on its holdings. For further information, see "Brady Bonds" in the SAI.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Portfolio is permitted to invest in certain emerging markets through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, the Portfolio may invest in the shares of other investment companies which invest in securities that the Portfolio is permitted to purchase subject to the limits permitted under the 1940 Act or any orders, rules or regulations thereunder. When investing through investment companies, the Portfolio may pay substantial premiums above such investment companies' net asset value per share. As a shareholder in an investment company, the Portfolio would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Portfolio would continue to pay its own fees and expenses.

     FOREIGN INVESTMENT RISKS. For a detailed description of the risks of foreign investment, including the risks of investing in emerging market countries, see "Risk Considerations - Foreign Investments" and "- Emerging Markets."

         NON-DIVERSIFIED INVESTMENTS. Because suitable investments in emerging market countries may be limited, (and Emerging Markets Fund) Schroder EM Core Portfolio, is classified as "non-diversified" so that it may invest more than 5% of its total assets in the securities of a single issuer. This classification may not be changed without a shareholder vote. However, so that the Portfolio may continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, at the close of each quarter of the taxable year: (1) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer; and (2) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer; and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

         To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

3.       ADDITIONAL INVESTMENT POLICIES

         The investment objective and all investment policies of each of the Funds and the Portfolios that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of a Fund or a Portfolio, as applicable. A majority of outstanding voting securities means the lesser of: (1) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented; or (2) more than 50% of outstanding shares. Unless otherwise indicated, all investment policies of the Funds are not fundamental and may be changed by the Board without approval by shareholders of the Fund. Likewise, nonfundamental investment policies of a Portfolio may be changed by the Core Trust Boards, or the Schroder Core Board as applicable, without shareholder approval. For more information concerning shareholder voting, see "Other Information - "The Trust and Its Shares" and "- Core and Gateway Structure."

         Unless   otherwise   indicated  below,  the  discussion  below  of  the
investment policies of a Fund investing in a single Portfolio also refers to the investment policies of the Portfolio.

BORROWING

         Equity Index Fund, Investors Equity Fund, Small Company Opportunities Fund and International Equity Fund may each borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of the Fund's total assets (computed immediately after the borrowing). Emerging Markets Fund will not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one third of the Fund's total assets (computed immediately after the borrowing). No Fund may borrow more than 5% of the Fund's net assets for other than temporary or emergency purposes.

DIVERSIFICATION AND CONCENTRATION

         Each Fund (except Emerging Markets Fund) is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, a diversified fund may not purchase a security (other than a U.S. Government security or shares of investment companies) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Each Fund is prohibited from concentrating its assets in the securities of issuers in any industry. As a fundamental policy, no Fund may purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government securities or repurchase agreements covering U.S. Government securities. Each Fund reserves the right to invest up to 100% of its assets in one or more investment companies such as the Portfolios.

ILLIQUID SECURITIES

         As a fundamental policy, no Fund may knowingly acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets taken at current value would be invested in securities that are not readily marketable. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the

Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board, the Schroder Core Board or the Core Trust Board). Under the supervision of the applicable Board, an Adviser determines and monitors the liquidity of portfolio securities.

REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

         Each Fund may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.

         Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will limit securities lending to not more than 33 1/3% of the value of its total assets.

COMMON AND PREFERRED STOCK AND WARRANTS

         Each Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, in general, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a security to meet redemptions by interest holders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. A Fund may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

MARGIN AND SHORT SALES

         No Fund may purchase securities on margin or make short sales of securities, except short sales against the box. A short sale is "against-the-box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. These prohibitions do not restrict the Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

FOREIGN EXCHANGE CONTRACTS

         Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, many of which may be difficult if not impossible to predict. No Fund or Portfolio will seek to benefit from anticipated short-term fluctuations in currency exchange rates. When investing in foreign securities, International Portfolio and Schroder EM Core Portfolio usually effect currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolios incur foreign exchange expenses in converting assets from one currency to another.

         International Portfolio and Schroder EM Core Portfolio may enter into foreign currency forward contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. Neither Portfolio intends to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in the currency. A Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if SCMI fails to predict currency values correctly. International Portfolio has no present intention to enter into currency futures or options contracts but may do so in the future.

OPTIONS AND FUTURES TRANSACTIONS

         While the Funds (except Equity Index Fund and Small Company Opportunities Fund as described above) do not presently intend to do so, they may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, a Fund may use Hedging Instruments: (1) to protect against declines in the market value of the portfolio's securities; or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. No Fund will use Hedging Instruments for speculation. The Hedging Instruments a Fund is authorized to use have certain risks associated with them, including: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the investment adviser to predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments each Fund may use and the risks associated with them are described in greater detail under "Options and Hedging" in the SAI.

DEBT SECURITIES

         Each Fund except Equity Index Fund may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to a Fund's or Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Funds or Portfolios. The debt securities in which the Funds invest may be unrated. Schroder EM Core Portfolio may invest up to 35% of its total assets in debt securities that are unrated or rated below investment grade (below "Baa" by Moody's or "BBB" by S&P). See "Risk Considerations - Debt Securities." For a further description of S&P's and Moody's securities ratings see the Appendix to the SAI.

         Schroder EM Core Portfolio may invest in debt securities issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"); debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

TEMPORARY DEFENSIVE POSITION

         When business or financial conditions warrant, each Fund or Portfolio may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers acceptances and interest-bearing savings deposits of commercial banks; (3) commercial paper; (4) repurchase agreements; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Fund or Portfolio has assumed a temporary defensive position, it may not be pursuing its investment objective. Prime quality instruments are those that are rated in one of the two highest short-term rating categories or, if not rated, determined by the Adviser to be of comparable quality. Apart from temporary defensive purposes, a Fund or Portfolio may at any time invest a portion of its assets in cash and cash equivalents as described above.
 International Portfolio and Schroder EM Core Portfolio also may hold cash and bank instruments denominated in any major foreign currency.

PORTFOLIO TURNOVER

         The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on market conditions. The Funds (or Portfolios) may engage in short-term trading but their portfolio turnover rate is not expected to exceed 100%. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund or Portfolio were replaced in a one year period. Higher portfolio turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. The Advisers
weigh  the  anticipated   benefits  of  short-
term investments against these consequences. Also, higher portfolio turnover rates may cause shareholders of a Fund to recognize greater capital gains for federal income tax purposes. See "Distributions and Taxation."

4.       RISK CONSIDERATIONS

FOREIGN INVESTMENTS

GENERAL

     All investments, domestic and foreign, involve certain risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. In general, International Portfolio and Schroder EM Core Portfolio will invest only in securities of companies and governments in countries which SCMI, in its judgment, considers both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital and changes in foreign governmental attitudes towards private investment possibly leading to nationalization, increased taxation or confiscation of Portfolio assets. To the extent the Portfolios invest substantially in issuers located in one country or area, such investments may be subject to greater risk in the event of political or social instability or adverse economic developments affecting that country or area.

         Moreover, (1) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Portfolio's, and thus the Fund's, shareholders; (2) commission rates payable on foreign portfolio transactions are generally higher than in the U.S.; (3) accounting, auditing and financial reporting standards differ from those in the U.S., and this may mean that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (4) foreign securities often trade less frequently and with less volume than U.S. securities and consequently may exhibit greater price volatility; and (5) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

CURRENCY FLUCTUATIONS AND DEVALUATIONS

     Because International Portfolio and Schroder EM Core Portfolio will invest heavily in non-U.S. currency denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

         Income from foreign securities will be received and realized in foreign currencies. A decline in the value of currencies in which a Portfolio's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk tends to be heightened in the case of investments in certain emerging market countries as further discussed below. A decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned and computed in U.S. dollars may require the Portfolio to liquidate portfolio securities to acquire sufficient U.S. dollars to fund redemptions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

GEOGRAPHIC CONCENTRATION

     Schroder EM Core Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers located in one country, a Portfolio is susceptible to factors adversely affecting that country. In particular, these factors may include the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of a Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

EMERGING MARKETS

POLITICAL AND ECONOMIC RISKS

     Schroder EM Core Portfolio may invest in securities of issuers located in countries considered by some to be emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, nationalization, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rates, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

         Certain emerging market countries may restrict investment by foreign entities. For example, some of these countries may limit the size of foreign investment in certain issuers, require prior approval of foreign investment by the government, impose additional tax on foreign investors or limit foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to price or convertibility, for example) than classes available to domiciliaries of the country. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund.

         Substantial limitations may also exist in certain countries with respect to a foreign investor's ability to repatriate investment income, capital or the proceeds of sales of securities. The Portfolio could be adversely affected by delays in, or refusals to grant, any required governmental approvals for repatriation of capital. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved.

REGULATION AND LIQUIDITY OF MARKETS

     Government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in the United States. Therefore, there is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates. These markets may have different clearance and settlement procedures. Securities settlements may, in some instances, be subject to delays and related administrative uncertainties. In certain cases, settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could adversely affect or interrupt the Fund's intended investment program or result in investment losses due to intervening declines in security values.

         The securities markets of many foreign countries, including emerging market countries, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes securities traded in such markets may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These foreign markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Furthermore, reduced secondary market liquidity may make it more difficult for the Portfolio to determine the value of its portfolio securities or dispose of particular instruments when necessary.

         Investing in local markets, particularly emerging markets, may require the Portfolio to adopt special procedures, seek local government approvals or take other actions each of which may involve additional costs to the Portfolio. Brokerage commissions and other transaction costs on and off of foreign securities exchanges are generally higher as well.

FINANCIAL INFORMATION AND STANDARDS AND REGULATION OF ISSUERS

     Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Often, available information about issuers and their securities is less extensive, and, in certain circumstances, substantially less extensive in foreign markets, and particularly emerging market countries, than in the United States. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

CURRENCY FLUCTUATIONS AND DEVALUATIONS

     The risks associated with currency fluctuations and devaluations often are heightened with respect to investments in emerging market countries. For example, some currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of such currencies periodically. Some emerging market countries also may have managed currencies which do not freely float against the U.S. dollar. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

INFLATION

     Several emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of certain emerging market countries. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

DEBT SECURITIES

         Schroder EM Core Portfolio may invest without limitation in investment grade emerging market debt securities; it may invest up to 35% of its total assets in debt securities that are unrated or are rated below investment grade (below "Baa" by Moody's or "BBB" by S&P; (for a further description of Moody's and S&P's securities ratings please see the Appendix to the SAI.) Note that even debt securities rated "Baa" by Moody's are considered to have speculative characteristics. Below investment grade securities (and unrated securities of comparable quality) ("high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal, and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. The risks associated with junk bonds are generally greater than those associated with higher-rated securities. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other rating agencies. The Portfolio is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed below) in which the Portfolio may invest no more than 5% of its total assets while such sovereign debt securities are in default.

         In purchasing high yield/high risk securities, the Portfolio will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. Nonetheless, investors should review the investment objective and policies of the Fund and consider their willingness to assume risk before making an investment.

         High yield/high risk securities' market values are affected more by individual issuer developments and are more sensitive to adverse economic changes than are higher-rated securities. Issuers of high yield/high risk securities may be highly leveraged and may not have more traditional methods of financing available to them. During economic downturns or substantial periods of rising interest rates, issuers of high yield/high risk securities, especially highly leveraged ones, may be less able to service their principal and interest payment obligations, meet their projected business goals, or obtain additional financing. The risk of loss due to default by the issuer is significantly greater for holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Portfolio may incur additional expenses if it is required to seek recovery upon a default by the issuer of such an obligation or participate in the restructuring of such obligation.

         Periods of economic uncertainty and change will likely cause increased volatility in the market prices of high yield/high risk securities and, correspondingly, the Portfolio's net asset value if it invests in such securities; market prices of such securities structured as zero coupon or pay-in-kind securities are more affected by interest rate changes and thus tend to be more volatile than securities that pay interest periodically and in cash.

         High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace called securities with lower yielding securities, thus decreasing the Portfolio's net investment income and dividends to shareholders.

         While a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. In periods of reduced secondary market liquidity, prices of high yield/high risk securities may become volatile and experience sudden and substantial price declines. The Portfolio may, therefore, have difficulty disposing of particular issues to meet its liquidity needs or in response to a specific economic event (such as a deterioration in the creditworthiness of the issuer). Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Portfolio to obtain accurate market quotations (for purposes of valuing the Portfolio's investment portfolio): market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Under such conditions, high yield/high risk securities may have to be valued at fair value as determined by the Schroder Core Board or SCMI under Board-approved guidelines.

         Adverse publicity and investor perceptions (which may not be based on fundamental analysis) may decrease the value and liquidity of high yield/ high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Portfolio's, and thus the Fund's, net asset value.

SMALL COMPANY INVESTMENTS

         While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

         Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

5.       MANAGEMENT

     The business and affairs of the Funds are managed under the direction of the Board. The Trustees of the Trust are John Y. Keffer, Costas Azariadis, James
C. Cheng and J. Michael Parish. The business and affairs of Index Portfolio, International Portfolio and the various Portfolios in which Small Company Opportunities Fund invests, are managed under the direction of the Core Trust Board. The Trustees of the Trust also serve as the Trustees of Core Trust. The business and affairs of Schroder EM Core Portfolio are managed under the direction of the Schroder Core Board. The Trustees of Schroder Core are Peter E. Guernsey, Ralph E. Hansmann, John I. Howell, Laura E. Luckyn-Malone, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. Additional information regarding the Trustees and the respective executive officers of the Trust and Schroder Core may be found in the SAI under "Management - Trustees and Officers."

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

INVESTORS EQUITY FUND

     H.M. Payson & Co., located at One Portland Square, Portland, Maine 04101, serves as investment adviser to Investors Equity Fund. Subject to the general control of the Board, Payson is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective and reviewing the investment strategies and policies of the Fund. Payson was founded in Portland, Maine in 1854 and was incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name. Payson is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. Payson provides investment management services through an investment advisory division and a trust division. As of December 1, 1997, Payson had in excess of $975 million in assets under management. Payson's clients include pension plans, endowment funds and institutional and individual accounts. For its services, Payson receives an advisory fee at an annual rate of 0.65% of the Fund's average daily net assets.

         Payson has entered into an investment sub-advisory agreement with Peoples Heritage Bank to exercise certain investment discretion over the assets (or a portion of assets) of the Fund. Subject to the general supervision of the Board, Peoples is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective and reviewing the investment strategies and policies of the Fund. Peoples, located at One Portland Square, Portland, Maine 04101, and Bank of New Hampshire are subsidiaries of Peoples Heritage Financial Group, a multi-bank holding company. As of December 1, 1997, Peoples Heritage Financial Group had assets of $6.5 billion and Peoples and its affiliates managed assets in their trust departments with a value of approximately $930 million. Payson pays a fee to Peoples for its sub-advisory services. This fee is borne solely by Payson and does not increase the fee paid by shareholders of the Fund. For its services, Peoples receives a sub-advisory fee at an annual rate of 0.25% of the Fund's average daily net assets.

         William N. Weickert, Jr., CFA, Dana R. Mitiguy, CFA and Jonathan W. White, CFA serve as the portfolio managers of Investors Equity Fund. William N. Weickert, Jr. has sixteen years of experience in the investment industry and is a Director, equity and fixed income Research Analyst and Portfolio Manager of Payson, with which he has been associated since 1989. Prior to joining Payson, Mr. Weickert served as an Account Executive for Kidder Peabody & Co., and from 1981 through 1987 served as an equity trader for Scudder, Stevens & Clark. Mr. Weickert received a Bachelor of Arts degree from Hobart College. Dana R. Mitiguy has fourteen years of experience in the investment industry and is the Chief Investment Officer for Peoples' Heritage Bank. Prior to joining Peoples in September 1995, Mr. Mitiguy served as a Vice President at Key Trust of Maine. From 1992 through 1993, Mr. Mitiguy was a Managing Director with Boston American Asset Management and prior to that served as Assistant Vice President at The Boston Company. Mr. Mitiguy received a Bachelor of Arts degree from Middlebury College. Jonathan W. White, a member of the Peoples Investment Committee and Chief Investment Officer for the Bank of New Hampshire, has over 25 years of experience in the investment industry. From 1989 through 1994, Mr. White was an investment associate with Connecticut Seed Ventures. Prior to that he served as Vice President - Research at the Bank of New England. Mr. White received a Bachelor of Arts degree from Dartmouth College and a Masters in Business Administration from the University of New Hampshire.

EQUITY INDEX FUND

         Subject to the general supervision of the Core Trust Board, Norwest provides investment advisory services to Index Portfolio. Norwest manages the investment and reinvestment of the assets of Index Portfolio and continuously reviews, supervises and administers the Portfolio's investments. In this regard, it is the responsibility of Norwest to make decisions relating to Index
Portfolio's investments and to place purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services with respect to the Portfolio, Norwest receives an advisory fee at an annual rate of 0.15% of the Portfolio's average daily net assets. The investment advisory fees paid to Norwest by Index Portfolio are borne indirectly by Equity Index Fund. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of

September 30, 1997, Norwest Corporation had assets of $85.3 billion, which made it the 11th largest bank holding company in the United States, and Norwest and its affiliates managed assets with a value in excess of $53 billion.

     David D. Sylvester and Laurie R. White are primarily responsible for the day-to-day management of Index Portfolio. Mr. Sylvester has been associated with Norwest for 16 years, the last 8 years as a Vice President and Senior Portfolio Manager. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Mr. Sylvester and Ms. White began serving as portfolio managers of Index Portfolio on January 1, 1996.

SMALL COMPANY OPPORTUNITIES FUND

         Forum Investment Advisors, LLC serves as investment adviser to Small Company Opportunities Fund. Subject to the general control of the Board, Forum Advisors is responsible for, among other things, developing a continuing investment program for the Fund in accordance with its investment objective and reviewing the investment strategies and policies of the Fund. Forum Advisors was organized under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940. For its services, Forum Advisors receives an advisory fee at an annual rate of 0.25% of the Fund's average daily net assets. The Fund also bears an investment advisory fee at a blended rate based on the investment advisory fees of the Portfolios in which the Fund invests. The total fee payable by the Fund through its investments in the Portfolios will vary based on the percentage of its assets invested in each Portfolio.

     Mark Kaplan, CFA, serves as the portfolio manager of the Fund. Mr. Kaplan has over thirteen years of experience in the investment industry and has been a Managing Director at Forum Investment Advisors, LLC, where he is responsible for investment advisory services, since September 1995. Before that Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co., an investment advisory and trust services company. Prior thereto, Mr. Kaplan was a securities analyst in the investment division of UNUM Life Insurance Company. Mr. Kaplan has a Masters in Business Administration from Boston University.

         Norwest serves as investment adviser to Small Cap Index Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio and Small Cap Value Portfolio. It is the responsibility of Norwest to make investment decisions and to continuously review, supervise and administer each Portfolio's investment program or to oversee the investment decisions of the Portfolio's investment subadviser, as applicable. For its services as investment adviser, Norwest receives an advisory fee at an annual rate of 0.25%, 0.90%, 0.90% and 0.95% of the net assets of Small Cap Index Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio and Small Cap Value Portfolio, respectively. For a description of Norwest, see "Management -- Investment Advisers and Portfolio Managers -- Equity Index Fund."

         To assist Norwest in carrying out its obligations, Core Trust and Norwest have retained the services of the investment subadvisers described below. Each investment subadviser makes investment decisions for the Portfolio to which it serves as investment subadviser and continuously reviews, supervises and administers the Portfolio's investment program with respect to that portion, if any, of the Portfolio's assets that Norwest believes should be managed by the investment subadviser. Currently, each investment subadviser manages all of the assets of the Portfolio that it subadvises. Norwest (and not the Portfolios) pays each investment subadviser a fee for its investment subadvisory services. This compensation does not increase the amount paid by the Portfolios to Norwest for investment advisory services.

         Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111, serves as investment subadviser to Small Company Stock Portfolio. Crestone, an indirect investment advisory subsidiary of Norwest Corporation, provides investment advice regarding companies with small market capitalization to various clients, including institutional investors. As of June 30, 1997, Crestone managed assets with value of approximately $534 million.

         Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, serves as investment subadviser to Small Company Value Portfolio. Peregrine, an indirect investment advisory subsidiary of Norwest Corporation, provides investment advisory services to corporate and public pension plans, profit-sharing plans, savings-investment plans and 401(k) plans. As of June 30, 1997, Peregrine managed approximately $5.0 billion in assets.

         Smith, which is located at 500 Crescent Court, Suite 250, Dallas, Texas 75201, serves as investment adviser to Small Cap Value Portfolio. Smith provides investment management services to company retirement plans, foundations, endowments, trust companies and high net worth individuals using a disciplined equity style. As of June 30, 1997, Smith managed over $200 million in assets.

INTERNATIONAL EQUITY FUND AND EMERGING MARKETS FUND

         SCMI  manages  the  investment  and   reinvestment  of  the  assets  of
International Portfolio and Schroder EM Core Portfolio, and continuously reviews, supervises and administers each Portfolio's investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Portfolios' investments and to place purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services under the investment advisory agreements between SCMI and Core Trust and between SCMI and Schroder Core, SCMI is entitled to receive advisory fees at the annual rates of 0.45%, in the case of International Portfolio, and 1.00%, in the case of Schroder EM Core Portfolio, of the Portfolio's average daily net assets.

         The investment advisory fees paid to SCMI by International Portfolio and Schroder EM Core Portfolio are born indirectly by International Equity Fund and Emerging Markets Fund, respectively.

         SCMI, located at 787 Seventh Avenue, New York, New York 10019, is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. subsidiary of Schroders plc, a publicly owned company organized under the laws of England. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries world-wide. The investment management subsidiaries of the Schroder Group had, as of September 30, 1997, assets under management in excess of $175 billion.

     Michael Perelstein, a Senior Vice President of SCMI, with the assistance of an SCMI investment committee, is primarily responsible for the day-to-day management of International Portfolio's investment portfolio. Mr. Perelstein has been a Senior Vice President of SCMI since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Mr. Perelstein has served as portfolio manager of International Portfolio since January 1997.

         Schroder EM Core Portfolio's current investment managers are John A. Troiano, a Vice President of Schroder Core, who has managed the Portfolio's assets since its inception, assisted by the management team of Heather Crighton and Mark Bridgeman, who are responsible for the day-to-day management of the investment portfolio. Mr. Troiano, Chief Executive Officer of SCMI since July 1, 1997, has been a Managing Director of SCMI since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1981. Ms. Crighton is a Vice President of SCMI and has been employed by SCMI in the investment research and portfolio management areas since 1992. Mr. Bridgeman, also a Vice President of SCMI, has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1990.

ADMINISTRATIVE AND DISTRIBUTION SERVICES

         On behalf of the Funds, the Trust has entered into an administrative services agreement with Forum Administrative Services, LLC. FAdS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which it must pay), providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust. For these services, FAdS receives from each Fund a fee at an annual rate of 0.20% of the Fund's average daily net assets.

     Pursuant to a distribution agreement with the Trust, Forum Financial Services, Inc. acts as distributor of the Funds' shares. FFSI acts as the agent of the Trust in connection with the offering of shares of the Funds. FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Funds' shares. FFSI may enter into arrangements with banks, broker-dealers or other financial institutions ("Selected Dealers") through which investors may purchase or redeem shares. FFSI may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund.

         FFSI and FAdS are located at Two Portland Square, Portland, Maine 04101. FFSI is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. As of December 1, 1997, FAdS and FFSI provide management, administration and distribution services to registered investment companies and collective investment funds with assets of approximately $30 billion.

         Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Funds and the Portfolios, including determination of each Fund's and Portfolio's net asset value, pursuant to separate agreements between FAcS and each of the Trust, Core Trust and Schroder Core.

         As of the date of this prospectus FAdS, FFSI, FAcS and the Transfer Agent of the Trust were controlled by John Y. Keffer, president and Chairman of the Trust.

         FAdS serves as administrator of each Portfolio of Core Trust. For these services, FAdS is entitled to receive fees at annual rates of 0.15% of International Portfolio's average daily net assets and 0.05% of each other Portfolio's average daily net assets.

         Schroder Advisors, Inc., 787 Seventh Avenue, New York, New York 10019 serves as administrator for each Portfolio of Schroder Core. Schroder Advisors is a wholly owned subsidiary of SCMI. For these services, Schroder Advisors receives an administrative services fee at an annual rate of 0.075% of the Portfolio's average daily net assets. In addition, Schroder Core has entered into a subadministration agreement with FAdS. Under the agreement, FAdS is entitled to a fee for its services with respect to Schroder EM Core Portfolio at an annual rate of 0.075% of the Portfolio's average daily net assets.

SHAREHOLDER SERVICING

         Shareholder inquiries and communications concerning the Fund may be directed to FSS, the Fund's transfer agent and dividend disbursing agent. FSS maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. FSS also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. For its services, FSS receives a fee at an annual rate of 0.25% of each Fund's average daily net assets plus $12,000.

         FSS is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions Through Financial Institutions"), who agree to comply with the terms of the Transfer Agency Agreement. FSS may pay those agents for their services, but no such payment will increase FSS's compensation from the Trust.

EXPENSES OF THE TRUST

         Each Fund is obligated to pay for all of its expenses. The Funds' expenses comprise Trust expenses attributable to the Funds and expenses not attributable to any particular portfolio of the Trust, which are allocated among the Funds and the portfolios in proportion to their average net assets. Each Fund's expenses include the Fund's pro rata share of the operating expenses of the Portfolio or Portfolios, if any, in which it invests, which are borne indirectly by the Fund's shareholders. A Fund's expenses include: interest charges; taxes; brokerage fees and commissions; certain insurance premiums; applicable fees and expenses under the Trust's service contracts, custodian fees, fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; auditing, legal and compliance expenses; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; compensation of certain of the Trust's, trustees, officers and employees and other personnel performing services for the Trust, and registration fees and related expenses.

         Each Adviser and each other service provider in its sole discretion, may waive all or any portion of its respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

PORTFOLIO TRANSACTIONS

         Each Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

         The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Advisers seek "best execution" for all portfolio transactions, but a Fund or Portfolio may pay higher than the lowest available commission rates when its investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

         Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

         Subject to the Funds' or Portfolios' policy of obtaining the best price consistent with quality of execution of transactions, each Adviser may employ broker-dealer affiliates of the Adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Fund managed by the Adviser. A Fund's payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board, the Core Trust Board or the Schroder Core Board, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the investment adviser directing the transaction receive brokerage transactions in recognition of research services provided to the adviser. The Advisers may effect transactions for the Funds (or the Portfolios) through brokers who sell Fund shares. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions.

         Although Investors Equity Fund and the Portfolios do not currently engage in directed brokerage arrangements to pay expenses, they may do so in the future. These arrangements, whereby brokers executing a Fund's or Portfolio's portfolio transactions would agree to pay designated expenses of the Fund or Portfolio if brokerage commissions generated by the Fund or Portfolio reached certain levels, might reduce the Fund's expenses or the Portfolio's expenses (and, indirectly, the Fund's expenses). As anticipated, these arrangements would not materially increase the brokerage commissions paid by the Fund or a Portfolio.

6.       PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

         Investments in a Fund may be made either by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and charge a fee for certain shareholder services, although no such fees are currently contemplated.

PURCHASES

         Fund shares are sold at a price equal to their net asset value next-determined after receipt of an order in proper form plus any applicable sales charge on all weekdays except days when the New York Stock Exchange is closed, normally, New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Fund Business Day") (see "Sales Charges" below). Fund shares are issued immediately after an order for the shares in proper form is accepted by the Transfer Agent. Each Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted.

         The Funds reserve the right to reject any subscription for the purchase of their shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

REDEMPTIONS

         Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of a Fund's net asset value following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

         Normally, redemption proceeds are paid immediately following, but in no event later than seven days following, receipt of a redemption order in proper form by the Transfer Agent. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

         Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

         The Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, the telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

         Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES

         The following purchase and redemption procedures and shareholder services apply to investors who invest in a Fund directly. These investors may open an account by completing the application at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this prospectus. For additional shareholder services or to change information on an account (such as an address), investors should contact the Transfer Agent at 800-94FORUM (800-943-6786).

INITIAL PURCHASE OF SHARES

     There is a $5,000 minimum for initial investments in any Fund ($2,000 for individual retirement accounts).

         BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address listed above. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

         BY BANK WIRE. To make an initial investment in any Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at (207) 879-0001 or 800-94FORUM (800-943-6786) to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

         BankBoston
         Boston, MA
         ABA# 011000390
         Credit To: Forum Financial Corp.
         Account #: 541-54171
         Re: [Name of Fund]
         Account #:______________
         Account Name: __________

         The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal funds.

SUBSEQUENT PURCHASES OF SHARES

         There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at (207) 879-0001 or 800-94FORUM (800-943-6786) to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

         AUTOMATIC INVESTMENT. Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the Transfer Agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

         Shareholders that wish to redeem shares by telephone or by check or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

         BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

         BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0001 or 800-94FORUM (800-943-6786) and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

         BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.

         AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

         OTHER REDEMPTION MATTERS. To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) any endorsement on a stock certificate; (2) written instruction to redeem Shares whose value exceeds $50,000; (3) instructions to change a shareholder's record name; (4) redemption in an account in which the account address or account registration has changed within the last 30 days; (5) the proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account; (6) proceeds are to be paid to someone other than the registered owners or to an account with a different registration; (7) change of automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account.

         Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. A notarized signature is not sufficient.

         The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

         The public offering price for shares of a Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed for each Fund as follows:

                                                 Public Offering          Net Asset           Dealers'
Amount of Purchase                                    Price                Value*           Reallowance
------------------                                    -----                ------           -----------
less than $100,000                                    4.00%                 4.17%              3.50%
$100,000 but less than $200,000                       3.50%                 3.63%              3.10%
$200,000 but less than $400,000                       3.00%                 3.09%              2.70%
$400,000 but less than $600,000                       2.50%                 2.56%              2.25%
$600,000 but less than $800,000                       2.00%                 2.04%              1.75%
$800,000 but less than $1,000,000                     1.50%                 1.52%              1.30%
$1,000,000 and up                                     0.50%                 0.50%              0.40%

* Rounded to the nearest one-hundredth percent.

     FFSI's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, FFSI will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, FFSI may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with FFSI during a particular period. The dealers' reallowance may be changed from time to time. In addition, from time to time and at its own expense, FFSI may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (1) the provision of travel arrangements and lodging;
(2) tickets for entertainment events; and (3) merchandise. No sales charge will be assessed on purchases made for investment purposes by: (1) any bank, trust company, savings association or similar institution with whom FFSI has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a qualified retirement plan); (2) any registered investment adviser with whom FFSI has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (3) any registered investment adviser which is acting on behalf of its fiduciary customer accounts and for which it provides additional investment advisory services; (4) any broker-dealer with whom FFSI has entered into a Selected Dealer Agreement and a Fee-Based or Wrap Account Agreement and which is acting on behalf of its fee-based program clients; (5) directors and officers of the Trust; directors, officers and full-time employees of the Advisers, FFSI, any of their affiliates or any organization with which FFSI has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; (6) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment; (7) persons who exchange into a Fund from a mutual fund other than a fund of the Trust that participates in the Trust's exchange program, See "Purchases and Redemptions of Shares Exchanges"; and (8) employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986. The Trust may require appropriate documentation from an investor concerning that investor's eligibility to purchase Fund shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

         REDUCED SALES CHARGES. For an investor to qualify for a reduced sales charge as described below, the investor must notify the Transfer Agent at the time of purchase. Programs for reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.

         RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of a Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of shares of a Fund held by the investor. For example, if an investor owned shares of a Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2.50% rate applicable to a single $450,000 purchase, rather than at the 4.0% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.

         LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of a Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

         An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

EXCHANGES

         Fund shareholders are entitled to exchange their shares for shares of any other fund of the Trust or any other fund that participates in the exchange program and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make.

         The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

         If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

         EXCHANGES BY MAIL. Exchanges may be accomplished by written instructions to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guaranteed is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

         EXCHANGES BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at (207) 879-0001 or 800-94FORUM (800-943-6786) and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

RETIREMENT PROGRAMS

INDIVIDUAL RETIREMENT ACCOUNTS

         A single Fund should not be considered as a complete investment vehicle for the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $2,000, and the minimum subsequent investment is $500. There are limits on the amount of tax-deductible contributions individuals may make into the various types of IRAs. Individuals should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes and read any materials supplied by the Funds concerning Fund sponsored IRAs.

EMPLOYEE BENEFIT PLANS

         A Fund may be a suitable investment vehicle for part of the assets held in various employee benefit plans, including 401(k) plans, 403(b) plans and SARSEPs.

PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS

         Shares may be purchased and redeemed through certain broker-dealer banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent ("Processing Organizations"). Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any institution to promptly forward these requests.

         Investors who purchase shares through a Processing Organization may be charged a fee if they effect transactions in Fund Shares through a broker or agent and will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.

         Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of a Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

7.       DISTRIBUTIONS AND TAX MATTERS

THE FUNDS

DISTRIBUTIONS

         Distributions of each Fund's net investment income are declared and paid annually. Distributions of net realized long-term capital gain are distributed annually by each Fund.

         Shareholders may have all distributions reinvested in additional shares of the Fund in which they invest or received in cash. In addition, shareholders may have distributions of net capital gain reinvested in additional shares of the Fund in which they invest and distributions of net investment income paid in cash. All distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of a Fund.

         All distributions will be reinvested at a Fund's net asset value as of the payment date of the dividend. All distributions are reinvested unless another option is selected. All distributions not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

         Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986. As such, the Funds will not be liable for Federal income taxes on the net investment income and net capital gain distributed to their shareholders. Because each Fund intends to distribute all of their net investment income and net capital gain each year, each Fund should avoid all Federal income and excise taxes.

         Distributions paid by each Fund out of its net investment income (including realized net short-term capital gain) are taxable to the shareholders of the Fund as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of net gain from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain on capital assets held for more than one year but not more than 18 months and a second rate (generally 20%) applies to the balance of such net capital gains. Distributions of net capital gain will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any distribution of net capital gain is received on those shares.

         Any distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the dividend or distribution. To the extent that the income or gain comprising a dividend or distribution were accrued by the Fund before the shareholder purchased the shares, the dividend or distribution would be in effect a return of capital to the shareholder. All dividends and distributions, including those that operate as a return of capital, however, are taxable as described above to the shareholder receiving them regardless of the length of time he may have held shares prior to the dividend or distribution.

         It is expected that a portion of each Fund's dividends to shareholders will qualify for the dividends received deduction for corporations.

         The Funds may be required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

         Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by a Fund will be mailed to shareholders shortly after the close of each year.

         EFFECT OF FOREIGN TAXES. With respect to each Fund that invests in foreign securities, foreign governments may impose taxes on the Fund or Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

         If International Equity Fund and Emerging Markets Fund are eligible to do so, each intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio in which the Fund invests. If a Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both: (1) distributions received from the Fund; and (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Fund or Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

         The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

THE PORTFOLIOS

         The Portfolios are not required to pay Federal income taxes on their net investment income and capital gain, as they are treated as partnerships for Federal income tax purposes. All interest, dividends and gain and losses of a Portfolio are deemed to have been "passed through" to the Fund in proportion to its holdings of the Portfolio, regardless of whether such interest, dividends or gain have been distributed by the Portfolio. Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes, with respect to which shareholders may be entitled to claim a credit or deduction.

8.       OTHER INFORMATION

PERFORMANCE INFORMATION

         Each Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of a Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. A Fund also may advertise its total return over different periods of time or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of the shares purchased that does take into account payment of a sales load. Each Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of a Fund may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

         Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of FAdS would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

         The Trust determines the net asset value per share of a Fund as of the close of the New York Stock Exchange, currently, 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund or Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board, the Core Trust Board or the Schroder Core Board, as applicable, or pursuant to procedures approved by the Board, the Core Trust Board, or the Schroder Core Board, as applicable.

THE TRUST AND ITS SHARES

         The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust under the name Forum Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 23 separate series.

         Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

         From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of the date hereof, due to the initial investment in Small Company Opportunities Fund, prior to the public offering of shares, FFSI may be deemed to control the Fund.

YEAR 2000 COMPLIANCE

         Like other mutual funds, financial and other business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and other service providers to the Funds do not properly process and calculate date-related information and data from and after January 2000. The Adviser has taken steps to address the Year 2000 issue with respect to the computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. The Adviser does not anticipate that the arrival of the Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.

CORE AND GATEWAY STRUCTURE

THE PORTFOLIOS

         Each of Equity Index Fund, International Equity Fund and Emerging Markets Fund seeks to achieve its investment objective by investing all of its investable assets in a Portfolio, which has substantially the same investment objective and policies as the Fund. Small Company Opportunities Fund currently seeks to achieve its investment objective by investing in several Portfolios. Accordingly, the Portfolios directly acquire their own securities and the Funds acquire an indirect interest in those securities. Index Portfolio, International Portfolio, Small Cap Index Portfolio, Small Company Stock Portfolio, Small Company Value Portfolio and Small Cap Value Portfolio are separate series of Core Trust, a business Trust organized under the laws of the State of Delaware in September 1994. Schroder EM Core Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Each of Core Trust and Schroder Core is registered as an open-end, management, investment company. Core Trust currently has 22 separate portfolios and Schroder Core currently has six separate portfolios. The assets of each Portfolio, belong only to, and the liabilities of each Portfolio are borne solely by, the Portfolio and no other portfolio of the respective trust.

         The investment objective and fundamental investment policies of the Funds and the Portfolios can be changed only with shareholder approval. See "Investment Objectives and Policies" and "Management" for a complete description of the Portfolios' investment objective, policies, restrictions, management, and expenses.

         The Funds' investment in the Portfolios is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, each of the Portfolios has at least one other open-end management investment company that invests in the Portfolio. The Portfolios may permit other investment companies or institutional investors to invest in them. All investors in a Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

         The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the Act and other applicable law, a Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in a Portfolio, they could hold have voting control of the Portfolio.

         The Portfolios will not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as a Fund investing in the Portfolio, and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Portfolio. Information regarding the funds that invest in the Schroder EM Core Portfolio and any such funds in the future will be available from Schroder Core by calling Forum Financial Services, Inc. at (800) 290-9826. Information regarding the funds that invests in the other Portfolios and any such funds in the future will be available from Core Trust by calling Forum Financial Services, Inc. at (207) 879-1900.

         Under the Federal securities laws, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Both Core Trust and Schroder Core, their respective Trustees and certain of their officers are required to sign the registration statement of the Trust and the registration statements of certain other publicly-offered investors in the Portfolio. In addition, under the Federal securities laws, Core Trust and Schroder Core could be liable for a misstatements or omissions of a material fact in any proxy soliciting material of a publicly-offered investor in Core Trust or Schroder Core, including the Fund. Under the Trust Instrument for Core Trust, each investor in Index Portfolio or International Portfolio, including the Trust, indemnifies Core Trust and its Trustees and officers ("Core Trust Indemnitees") against certain claims. Likewise, under the Trust Instrument for the Schroder Core, each investor in the Schroder EM Core Portfolio, including the Trust, indemnifies Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims. Indemnified claims are those brought against Core Trust Indemnitees or Schroder Core Indemnitees but based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials, except to the extent such claim is based on a misstatement or omission of a material fact relating to information about Core Trust or Schroder Core in the investor's registration statement or proxy materials that was supplied to the investor by Core Trust or Schroder Core. Similarly, Core Trust and Schroder Core indemnify each investor in their respective Portfolios, including the Funds, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Core Trust or Schroder Core that is supplied to the investor by Core Trust or Schroder Core. In addition, each registered investment company investor in a Portfolio indemnifies each Core Trust Indemnitee or Schroder Core Indemnitee, as applicable, against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Core Trust or Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of each of Core Trust and Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Core Trust or in Schroder Core, Core Trust's and Schroder Core's liability is similarly limited to information about and supplied by Core Trust or Schroder Core, respectively.

CERTAIN RISKS OF INVESTING IN THE PORTFOLIOS

         A Fund's investment in a Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         A Fund may withdraw its entire investment from a Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If a Fund withdrew its investment from a Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Fund's Adviser, or another investment adviser or the investment of Fund's assets in another pooled investment entity. The inability of a Fund to find a suitable replacement investment, in the event that the Fund's Adviser did not manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

         Each investor in a Portfolio, including a Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust or Schroder Core, as applicable. The risk to an investor in a Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of a Portfolio, investors, including the Fund, would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

[Account Application]

[Account Application continued]

                                             [Picture graphics on right
                                              half of page of global map,
                                              coins, paper money.]













[Logo}
SHAREHOLDER INFORMATION:
Forum Shareholder Services, LLC
P.O. Box 446
Portland, ME  04112
207-879-0001 (IN PORTLAND, ME)
800-94FORUM (ELSEWHERE)